EXHIBIT 32

CERTIFICATIONS PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarter Report of Eastern World Solutions, Inc. on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission (the "Report") Jared Robinson, Chief Executive Officer and Chief Financial Officer of the Company, does hereby certify, pursuant to §906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that to his knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: November 16, 2012	By: /s/ Jared Robinson
Jerald Robinson
Principal Executive Officer and Principal Financial Officer

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.